Exhibit 99.1

Media Contact: Emily Karpenske | Senior Communication Specialist Emily.Karpenske@bwbmn.com | 952.653.0624	Investor Contact: Justin Horstman | VP Investor Relations Justin.Horstman@bwbmn.com | 952.542.5169

October 20, 2026

Bridgewater Bancshares, Inc. Announces Third Quarter 2026 Financial Results

Third Quarter 2026 Highlights

●	Net income of $15.0 million, or $0.49 per diluted common share.
●	Pre-provision net revenue(1) increased $2.9 million, or 60.4% annualized, from the second quarter of 2026.
●	Net interest income increased $2.1 million, or 21.5% annualized, from the second quarter of 2026.
●	Net interest margin (on a fully tax-equivalent basis) of 3.09%, an increase of two basis points from the second quarter of 2026.
●	Efficiency ratio(1) of 48.8%, down from 53.0% for the second quarter of 2026.
●	Gross loans increased by $80.4 million, or 7.2% annualized, from the second quarter of 2026.
●	Total deposits increased by $126.8 million, or 11.6% annualized, from the second quarter of 2026.
●	Core deposits(2) increased by $165.3 million, or 19.6% annualized, from the second quarter of 2026.
●	Annualized net loan charge-offs as a percentage of average loans of 0.21%, up from 0.04% for the second quarter of 2026.
●	Nonperforming assets to total assets of 0.37% at September 30, 2026, down from 0.40% at June 30, 2026.
●	Tangible book value per share(1) of $16.33 at September 30, 2026, a decrease of 6.7% annualized from the second quarter of 2026.
●	Common Equity Tier 1 Risk-Based Capital Ratio of 9.63%, up from 9.61% at June 30, 2026.

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.

St. Louis Park, MN – Bridgewater Bancshares, Inc. (Nasdaq: BWB) (the “Company”), the parent company of Bridgewater Bank (the “Bank”), today announced net income of $15.0 million for the third quarter of 2026, compared to $14.0 million for the second quarter of 2026, and $11.6 million for the third quarter of 2025. Earnings per diluted common share were $0.49 for the third quarter of 2026, compared to $0.45 for the second quarter of 2026, and $0.38 for the third quarter of 2025.

“Bridgewater delivered an impressive quarter highlighted by strong profitability and balance sheet growth as we continued to execute on our profitable growth strategy,” said Chairman and Chief Executive Officer, Jerry Baack. “Across-the-board revenue growth and well-controlled expenses in the third quarter resulted in a meaningful increase in pre-provision net revenue and an efficiency ratio below 50% for the first time since the first quarter of 2023. In addition, we generated robust core deposit growth during the quarter, which supported our organic loan growth engine, improved our overall deposit mix, and helped drive continued net interest margin expansion.

“Looking ahead, our balance sheet is better positioned today for a higher interest rate environment given our intentional mix shift toward more variable-rate loans over the past few years. Our teams continue to deliver an unconventional level of service that deepens existing client relationships and creates new ones, reinforcing our ability to sustain profitable growth and generate long-term value for shareholders.”

Key Financial Measures

	As of and for the Three Months Ended			As of and for the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
Per Common Share Data
Basic Earnings Per Share	$0.50	$0.47	$0.38	$1.56	$1.08
Diluted Earnings Per Share	0.49	0.45	0.38	1.52	1.06
Adjusted Diluted Earnings Per Share (1)	0.49	0.45	0.39	1.35	1.08
Book Value Per Share	16.98	17.27	15.62	16.98	15.62
Tangible Book Value Per Share (1)	16.33	16.61	14.93	16.33	14.93

Financial Ratios
Return on Average Assets (2)	1.08%	1.06%	0.86%	1.16%	0.84%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.57	1.43	1.19	1.44	1.20
Return on Average Shareholders' Equity (2)	10.81	10.17	9.47	11.43	9.23
Return on Average Tangible Common Equity (1)(2)	11.91	11.15	10.50	12.67	10.23
Net Interest Margin (3)	3.09	3.07	2.63	3.05	2.59
Core Net Interest Margin (1)(3)	2.98	2.94	2.52	2.93	2.46
Cost of Total Deposits	2.78	2.80	3.19	2.79	3.18
Cost of Funds	2.92	2.91	3.25	2.91	3.20
Yield on Loans	5.96	5.91	5.79	5.89	5.71
Efficiency Ratio (1)	48.8	53.0	54.7	52.6	54.2
Noninterest Expense to Average Assets (2)	1.53	1.65	1.47	1.63	1.46
Tangible Common Equity to Tangible Assets (1)	8.16	8.62	7.71	8.16	7.71
Common Equity Tier 1 Risk-based Capital Ratio (Consolidated) (4)	9.63	9.61	9.08	9.63	9.08

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets (2)	1.08%	1.06%	0.88%	1.04%	0.86%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.57	1.43	1.23	1.46	1.24
Adjusted Return on Average Shareholders' Equity (2)	10.81	10.17	9.77	10.24	9.41
Adjusted Return on Average Tangible Common Equity (2)	11.91	11.15	10.86	11.26	10.44
Adjusted Efficiency Ratio	48.8	53.0	53.2	51.8	52.8
Adjusted Noninterest Expense to Average Assets (2)	1.53	1.65	1.43	1.61	1.42

Balance Sheet and Asset Quality (dollars in thousands)
Total Assets	$5,615,482	$5,389,726	$5,359,994	$5,615,482	$5,359,994
Total Loans, Gross	4,506,834	4,426,389	4,214,554	4,506,834	4,214,554
Deposits	4,473,019	4,346,204	4,292,764	4,473,019	4,292,764
Loan to Deposit Ratio	100.8%	101.8%	98.2%	100.8%	98.2%
Net Loan Charge-Offs to Average Loans (2)	0.21	0.04	0.03	0.10	0.01
Nonperforming Assets to Total Assets (5)	0.37	0.40	0.19	0.37	0.19
Allowance for Credit Losses to Total Loans	1.28	1.30	1.34	1.28	1.34

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Income Statement

Net Interest Margin and Net Interest Income

Net interest margin (on a fully tax-equivalent basis) for the third quarter of 2026 was 3.09%, a two basis point increase from 3.07% in the second quarter of 2026, and a 46 basis point increase from 2.63% in the third quarter of 2025. Core net interest margin (on a fully tax-equivalent basis), a non-GAAP financial measure which excludes the impact of loan fees and purchase accounting accretion attributable to the acquisition of First Minnetonka City Bank (“FMCB”), was 2.98% for the third quarter of 2026, a four basis point increase from 2.94% in the second quarter of 2026, and a 46 basis point increase from 2.52% in the third quarter of 2025.

●	Net interest margin expanded to 3.09% in the third quarter of 2026 primarily due to growth and repricing of the loan and investment securities portfolios at higher yields.
●	The year-over-year expansion in net interest margin was primarily due to growth and repricing of the loan portfolio at higher yields and lower rates paid on deposits.

Net interest income was $40.7 million for the third quarter of 2026, an increase of $2.1 million from $38.6 million in the second quarter of 2026, and an increase of $6.6 million from $34.1 million in the third quarter of 2025.

●	The linked-quarter increase in net interest income was primarily driven by growth in the loan and investment securities portfolios at higher yields and higher cash balances, offset partially by higher deposit balances.
●	The year-over-year increase in net interest income was primarily due to growth in the loan portfolio at higher yields and lower rates paid on deposits, offset partially by lower balances and yields in the investment securities portfolio and lower cash balances.

Interest income was $76.6 million for the third quarter of 2026, an increase of $4.0 million from $72.7 million in the second quarter of 2026, and an increase of $3.0 million from $73.6 million in the third quarter of 2025.

●	The yield on interest earning assets (on a fully tax-equivalent basis) was 5.76% in the third quarter of 2026, compared to 5.73% in the second quarter of 2026, and 5.63% in the third quarter of 2025.
●	The linked-quarter increase in the yield on interest earning assets (on a fully tax-equivalent basis) was primarily driven by growth and repricing of the loan portfolio at higher yields and higher yielding investment securities balances.
●	The year-over-year increase in the yield on interest earning assets (on a fully tax-equivalent basis) was primarily due to growth and repricing of the loan portfolio at accretive yields.
●	The aggregate loan yield was 5.96% in the third quarter of 2026, five basis points higher than 5.91% in the second quarter of 2026, and 17 basis points higher than 5.79% in the third quarter of 2025.
●	Core loan yield, a non-GAAP financial measure, was 5.82% in the third quarter of 2026, six basis points higher than 5.76% in the second quarter of 2026, and 16 basis points higher than 5.66% in the third quarter of 2025.

A summary of interest and fees recognized on loans for the periods indicated is as follows:

	Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Interest	5.82%	5.76%	5.66%	5.63%	5.66%
Fees	0.12	0.13	0.12	0.10	0.09
Accretion	0.02	0.02	0.03	0.05	0.04
Yield on Loans	5.96%	5.91%	5.81%	5.78%	5.79%

Interest expense was $36.0 million for the third quarter of 2026, an increase of $1.9 million from $34.1 million in the second quarter of 2026, and a decrease of $3.6 million from $39.5 million in the third quarter of 2025.

●	The cost of interest bearing liabilities was 3.54% in the third quarter of 2026, compared to 3.51% in the second quarter of 2026, and 3.89% in the third quarter of 2025.
●	The linked-quarter increase in the cost of interest bearing liabilities was primarily due to higher balances and rates paid on interest bearing transaction deposits, time deposits, and FHLB advances.
●	The year-over-year decrease in the cost of interest bearing liabilities was primarily due to lower rates paid on interest bearing deposits.

Interest expense on deposits was $30.9 million for the third quarter of 2026, an increase of $1.2 million from $29.7 million in the second quarter of 2026, and a decrease of $3.7 million from $34.6 million in the third quarter of 2025.

●	The cost of total deposits was 2.78% in the third quarter of 2026, two basis points lower than 2.80% in the second quarter of 2026, and 41 basis points lower than 3.19% in the third quarter of 2025.
●	The linked-quarter decrease in the cost of total deposits was primarily due to lower rates paid on brokered deposits and an increase in noninterest bearing deposits.
●	The year-over-year decrease in the cost of total deposits was primarily due to lower rates paid on deposits following interest rate cuts in 2025 and an increase in noninterest bearing deposits.

Provision for Credit Losses

The provision for credit losses on loans and leases was $2.8 million for the third quarter of 2026, compared to $550,000 for the second quarter of 2026, and $900,000 for the third quarter of 2025.

●	The provision recorded in the third quarter of 2026 was primarily attributable to growth in the loan portfolio and an additional specific reserve.
●	The allowance for credit losses on loans to total loans was 1.28% at September 30, 2026, compared to 1.30% at June 30, 2026, and 1.34% at September 30, 2025.

The provision for credit losses for off-balance sheet credit exposures was $-0- for both the second and third quarters of 2026, compared to a provision of $200,000 for the third quarter of 2025.

Noninterest Income

Noninterest income was $2.6 million for the third quarter of 2026, an increase of $249,000 from $2.3 million for the second quarter of 2026, and an increase of $512,000 from $2.1 million for the third quarter of 2025.

●	The linked-quarter increase was primarily due to higher letter of credit fees, offset partially by lower swap fees.
●	The year-over-year increase was primarily due to higher letter of credit fees and swap fees.

Noninterest Expense

Noninterest expense was $21.3 million for the third quarter of 2026, a decrease of $553,000 from $21.9 million for the second quarter of 2026, and an increase of $1.4 million from $20.0 million for the third quarter of 2025.

●	The linked-quarter decrease was primarily due to lower marketing and advertising expenses and lower professional and consulting costs, offset partially by higher salaries and employee benefits.
●	The year-over-year increase was primarily attributable to increases in salaries and employee benefits and information technology expenses.
●	Noninterest expense for the second and third quarters of 2026 included no merger-related expenses associated with the acquisition of FMCB, compared to merger-related expenses of $530,000 for the third quarter of 2025, which is considered a non-core item.
●	The efficiency ratio (on a fully tax-equivalent basis), a non-GAAP financial measure, was 48.8% for the third quarter of 2026, compared to 53.0% for the second quarter of 2026, and 54.7% for the third quarter of 2025.
●	The Company had 360 full-time equivalent employees at September 30, 2026, compared to 355 at June 30, 2026, and 325 at September 30, 2025. The linked-quarter and the year-over-year increases were primarily driven by hiring of key talent across the organization.

Income Taxes

The effective combined federal and state income tax rate was 21.5% for the third quarter of 2026, compared to 24.1% for the second quarter of 2026, and 23.2% for the third quarter of 2025.

●	The linked-quarter and the year-over-year decreases were primarily due to the increase in tax-exempt interest income following the purchase of tax-exempt municipal securities investments.

Balance Sheet

Loans

(dollars in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Commercial	$627,569	$591,034	$593,406	$547,245	$533,476
Leases	41,854	41,802	41,791	43,407	43,186
Construction and Land Development	229,478	186,248	209,421	216,163	159,991
1-4 Family Construction	57,825	46,539	50,629	45,152	41,739
Real Estate Mortgage:
1-4 Family Mortgage	456,458	485,288	488,029	496,142	487,297
Multifamily	1,661,765	1,690,566	1,590,091	1,587,338	1,578,223
CRE Owner Occupied	191,664	191,153	188,588	189,754	192,966
CRE Nonowner Occupied	1,211,595	1,168,863	1,185,371	1,165,104	1,158,622
Total Real Estate Mortgage Loans	3,521,482	3,535,870	3,452,079	3,438,338	3,417,108
Consumer and Other	28,626	24,896	20,716	19,212	19,054
Total Loans, Gross	4,506,834	4,426,389	4,368,042	4,309,517	4,214,554
Allowance for Credit Losses on Loans	(57,819)	(57,418)	(57,277)	(56,443)	(56,390)
Net Deferred Loan Fees	(8,889)	(8,469)	(8,633)	(8,966)	(8,282)
Total Loans, Net	$4,440,126	$4,360,502	$4,302,132	$4,244,108	$4,149,882

Total gross loans at September 30, 2026 were $4.51 billion, an increase of $80.4 million, or 7.2% annualized, compared to total gross loans of $4.43 billion at June 30, 2026, and an increase of $292.3 million, or 6.9%, compared to total gross loans of $4.21 billion at September 30, 2025.

●	The increase in the loan portfolio during the third quarter of 2026 was primarily due to growth in the construction and land development, commercial real estate (“CRE”) nonowner occupied, and commercial portfolios.

Deposits

(dollars in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Noninterest Bearing Transaction Deposits	$893,817	$830,952	$828,845	$923,070	$822,632
Interest Bearing Transaction Deposits	947,073	944,502	899,911	893,740	860,774
Savings and Money Market Deposits	1,538,271	1,435,582	1,497,517	1,380,922	1,428,726
Time Deposits	298,804	243,694	232,959	312,154	346,214
Brokered Deposits	795,054	891,474	846,279	810,483	834,418
Total Deposits	$4,473,019	$4,346,204	$4,305,511	$4,320,369	$4,292,764

Total deposits at September 30, 2026 were $4.47 billion, an increase of $126.8 million, or 11.6% annualized, compared to total deposits of $4.35 billion at June 30, 2026, and an increase of $180.3 million, or 4.2%, compared to total deposits of $4.29 billion at September 30, 2025.

●	Core deposits, defined as total deposits excluding brokered deposits and certificates of deposit greater than $250,000, increased $165.3 million, or 19.6% annualized, from June 30, 2026, and increased $234.3 million, or 7.1%, from September 30, 2025.
●	Noninterest bearing transaction deposits increased $62.9 million, or 30.0% annualized, from June 30, 2026, and increased $71.2 million, or 8.7%, from September 30, 2025.
●	Brokered deposits decreased $96.4 million from June 30, 2026, and decreased $39.4 million from September 30, 2025. Consistent with historical practice, brokered deposits continue to be used as a supplemental funding source, as needed.

Asset Quality

Overall asset quality remained strong due to the Company’s measured risk selection, consistent underwriting standards, active credit oversight, and experienced lending and credit teams.

●	Annualized net charge-offs as a percentage of average loans were 0.21% for the third quarter of 2026, compared to 0.04% for the second quarter of 2026, and 0.03% for the third quarter of 2025.
●	At September 30, 2026, the Company’s nonperforming assets, which included nonaccrual loans, loans past due 90 days and still accruing, and foreclosed assets, were $20.9 million, or 0.37% of total assets, compared to $21.6 million, or 0.40% of total assets, at June 30, 2026, and $10.0 million, or 0.19% of total assets, at September 30, 2025.
●	Loans with potential weaknesses that warranted a watch/special mention risk rating at September 30, 2026 totaled $23.6 million, compared to $38.5 million at June 30, 2026, and $40.6 million at September 30, 2025.
●	Loans that warranted a substandard risk rating at September 30, 2026 totaled $42.9 million, compared to $43.9 million at June 30, 2026, and $58.1 million at September 30, 2025.

Capital

Total shareholders’ equity at September 30, 2026 was $541.4 million, a decrease of $6.5 million, or 4.7% annualized, compared to $547.9 million at June 30, 2026, and an increase of $43.9 million, or 8.8%, over $497.5 million at September 30, 2025.

●	The linked-quarter decrease was primarily due to an increase in unrealized losses in the investment securities portfolio and preferred stock dividends, offset partially by net income retained and an increase in unrealized gains in the derivatives portfolio.
●	The year-over-year increase was primarily due to net income retained and an increase in unrealized gains in the derivatives portfolio, offset partially by an increase in unrealized losses in the investment securities portfolio, preferred stock dividends and stock repurchases.
●	The Consolidated Common Equity Tier 1 Risk-Based Capital Ratio was 9.63% at September 30, 2026, compared to 9.61% at June 30, 2026, and 9.08% at September 30, 2025.
●	Tangible common equity as a percentage of tangible assets, a non-GAAP financial measure, was 8.16% at September 30, 2026, compared to 8.62% at June 30, 2026, and 7.71% at September 30, 2025.

Tangible book value per share, a non-GAAP financial measure, was $16.33 as of September 30, 2026, a decrease of 6.7% annualized from $16.61 as of June 30, 2026, and an increase of 9.4% from $14.93 as of September 30, 2025.

The Company did not repurchase any shares of its common stock during both the third quarter of 2026 and 2025, compared to 38,659 shares repurchased during the second quarter of 2026.

●	The Company had $12.4 million remaining under its current share repurchase authorization at September 30, 2026.

The Company did not sell any shares during the third quarter of 2026 as part of its existing at-the-market offering.

Today, the Company also announced that its Board of Directors has declared a quarterly cash dividend on its 5.875% Non-Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”). The quarterly cash dividend of $36.72 per share, equivalent to $0.3672 per depositary share, each representing a 1/100th interest in a share of the Series A Preferred Stock (Nasdaq: BWBBP), is payable on December 1, 2026 to shareholders of record of the Series A Preferred Stock at the close of business on November 13, 2026.

Conference Call and Webcast

The Company will host a conference call to discuss its third quarter 2026 financial results on Wednesday, October 21, 2026 at 8:00 a.m. Central Time. The conference call can be accessed by dialing 844-481-2913 and requesting to join the Bridgewater Bancshares earnings call. To listen to a replay of the conference call via phone, please dial 855-669-9658 and enter access code 9617563. The replay will be available through October 28, 2026. The conference call will also be available via a live webcast on the Investor Relations section of the Company’s website, investors.bridgewaterbankmn.com, and archived for replay.

About the Company

Bridgewater Bancshares, Inc. (Nasdaq: BWB) is a St. Louis Park, Minnesota-based financial holding company founded in 2005. Its banking subsidiary, Bridgewater Bank, is a premier, full-service bank dedicated to providing responsive support and simple solutions to businesses, entrepreneurs, and successful individuals across the Twin Cities. Bridgewater offers a comprehensive suite of products and services spanning deposits, lending, and treasury management solutions. Bridgewater has received numerous awards for its banking services and esteemed corporate culture. With total assets of $5.6 billion as of September 30, 2026 and nine strategically located branches, Bridgewater is one of the largest locally-led banks in Minnesota and is committed to being the finest entrepreneurial bank. For more information, please visit www.bridgewaterbankmn.com.

Use of Non-GAAP Financial Measures

In addition to the results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures used in this earnings release to the comparable GAAP measures are provided in the accompanying tables.

Forward-Looking Statements

This earnings release contains “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent known and unknown uncertainties, risks, changes in circumstances and other factors that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of the recent increase in the benchmark federal funds rate by the Federal Reserve; effects on the U.S. economy resulting from actions taken by the federal government, including the threat or implementation of tariffs, immigration enforcement, executive orders, and changes in foreign policy; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, and future monetary policies of the Federal Reserve and executive orders in response thereto, and possible recession; credit risk and risks from concentrations (including by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including CRE loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission or Public Company Accounting Oversight Board; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; rapid technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation, or otherwise materially harm our business or customers; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, domestic or foreign; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, widespread disease or pandemics, acts of war, military conflicts, or terrorism, changes in foreign relations, or other adverse external events, including the wars in Iran and Ukraine, ongoing conflicts in the Middle East and other international military conflicts that can increase levels of political and economic unpredictability, contribute to rising energy and commodity prices, affect global supply chains, increase the volatility of financial markets, and other matters beyond our control; potential impairment to the goodwill the Company recorded in connection with acquisitions; the availability of future equity and debt issuances and other capital raising opportunities on favorable terms; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Bridgewater Bancshares, Inc. and Subsidiaries
Financial Highlights

(dollars in thousands, except share data)

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2026	2026	2026	2025	2025
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Income Statement
Net Interest Income	$40,658	$38,566	$36,647	$35,687	$34,091
Provision for Credit Losses	2,750	550	1,200	1,450	1,100
Noninterest Income	2,573	2,324	9,564	3,148	2,061
Noninterest Expense	21,341	21,894	22,170	20,238	19,956
Net Income	15,028	14,007	17,406	13,334	11,601
Net Income Available to Common Shareholders	14,015	12,993	16,393	12,320	10,588

Per Common Share Data
Basic Earnings Per Share	$0.50	$0.47	$0.59	$0.45	$0.38
Diluted Earnings Per Share	0.49	0.45	0.58	0.43	0.38
Adjusted Diluted Earnings Per Share (1)	0.49	0.45	0.41	0.44	0.39
Book Value Per Share	16.98	17.27	16.60	16.23	15.62
Tangible Book Value Per Share (1)	16.33	16.61	15.93	15.55	14.93
Basic Weighted Average Shares Outstanding	27,923,824	27,861,522	27,800,091	27,641,138	27,504,840
Diluted Weighted Average Shares Outstanding	28,796,376	28,589,332	28,490,176	28,354,756	28,190,406
Shares Outstanding at Period End	27,960,252	27,880,830	27,832,867	27,759,970	27,584,732

Financial Ratios
Return on Average Assets (2)	1.08%	1.06%	1.35%	0.97%	0.86%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.57	1.43	1.30	1.35	1.19
Return on Average Shareholders' Equity (2)	10.81	10.17	13.45	10.38	9.47
Return on Average Tangible Common Equity (1)(2)	11.91	11.15	15.13	11.53	10.50
Net Interest Margin (3)	3.09	3.07	2.99	2.75	2.63
Core Net Interest Margin (1)(3)	2.98	2.94	2.86	2.62	2.52
Cost of Total Deposits	2.78	2.80	2.79	2.97	3.19
Cost of Funds	2.92	2.91	2.90	3.07	3.25
Yield on Loans	5.96	5.91	5.81	5.78	5.79
Efficiency Ratio (1)	48.8	53.0	56.3	51.6	54.7
Noninterest Expense to Average Assets (2)	1.53	1.65	1.71	1.48	1.47

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets (2)	1.08%	1.06%	0.98%	0.99%	0.88%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.57	1.43	1.37	1.38	1.23
Adjusted Return on Average Shareholders' Equity (2)	10.81	10.17	9.76	10.54	9.77
Adjusted Return on Average Tangible Common Equity (2)	11.91	11.15	10.72	11.72	10.86
Adjusted Efficiency Ratio	48.8	53.0	53.8	50.7	53.2
Adjusted Noninterest Expense to Average Assets (2)	1.53	1.65	1.64	1.45	1.43

Balance Sheet
Total Assets	$5,615,482	$5,389,726	$5,335,396	$5,407,002	$5,359,994
Total Loans, Gross	4,506,834	4,426,389	4,368,042	4,309,517	4,214,554
Deposits	4,473,019	4,346,204	4,305,511	4,320,369	4,292,764
Total Shareholders' Equity	541,392	547,909	528,424	517,095	497,463
Loan to Deposit Ratio	100.8%	101.8%	101.5%	99.7%	98.2%
Core Deposits to Total Deposits (4)	78.5	77.0	78.4	77.6	76.4

Asset Quality
Net Loan Charge-Offs to Average Loans (2)	0.21%	0.04%	0.05%	0.11%	0.03%
Nonperforming Assets to Total Assets (5)	0.37	0.40	0.22	0.41	0.19
Allowance for Credit Losses to Total Loans	1.28	1.30	1.31	1.31	1.34

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2026	2026	2026	2025	2025
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Capital Ratios (Consolidated) (6)
Tier 1 Leverage Ratio	9.94%	10.02%	9.89%	9.20%	9.02%
Common Equity Tier 1 Risk-based Capital Ratio	9.63	9.61	9.53	9.17	9.08
Tier 1 Risk-based Capital Ratio	10.95	10.98	10.94	10.57	10.52
Total Risk-based Capital Ratio	14.24	14.48	14.48	14.12	14.12
Tangible Common Equity to Tangible Assets (1)	8.16	8.62	8.34	8.01	7.71

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.
(6)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.

Bridgewater Bancshares, Inc. and Subsidiaries

Consolidated Balance Sheets

(dollars in thousands, except share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Assets
Cash and Cash Equivalents	$262,564	$169,806	$222,154	$123,511	$131,818
Bank-Owned Certificates of Deposit	—	—	—	—	3,658
Securities Available for Sale, at Fair Value	598,713	605,412	566,565	776,441	826,473
Loans, Net of Allowance for Credit Losses	4,440,126	4,360,502	4,302,132	4,244,108	4,149,882
Federal Home Loan Bank (FHLB) Stock, at Cost	21,189	17,979	18,398	21,122	21,373
Premises and Equipment, Net	52,530	52,730	52,784	51,576	50,955
Accrued Interest	16,818	16,946	15,841	18,929	19,244
Goodwill	11,982	11,982	11,982	11,982	11,982
Other Intangible Assets, Net	6,251	6,477	6,703	6,930	7,160
Bank-Owned Life Insurance	72,808	45,671	45,219	46,576	46,121
Other Assets	132,501	102,221	93,618	105,827	91,328
Total Assets	$5,615,482	$5,389,726	$5,335,396	$5,407,002	$5,359,994

Liabilities and Equity
Liabilities
Deposits:
Noninterest Bearing	$893,817	$830,952	$828,845	$923,070	$822,632
Interest Bearing	3,579,202	3,515,252	3,476,666	3,397,299	3,470,132
Total Deposits	4,473,019	4,346,204	4,305,511	4,320,369	4,292,764
FHLB Advances	396,000	326,000	336,000	399,500	404,500
Subordinated Debentures, Net of Issuance Costs	108,953	108,882	108,782	108,677	108,588
Accrued Interest Payable	4,372	2,565	4,254	3,227	5,208
Other Liabilities	91,746	58,166	52,425	58,134	51,471
Total Liabilities	5,074,090	4,841,817	4,806,972	4,889,907	4,862,531

Shareholders' Equity
Preferred Stock- $0.01 par value; Authorized 10,000,000
Preferred Stock - Issued and Outstanding 27,600 Series A shares ($2,500 liquidation preference) at September 30, 2026 (unaudited), June 30, 2026 (unaudited), March 31, 2026 (unaudited), December 31, 2025, and September 30, 2025 (unaudited)	66,514	66,514	66,514	66,514	66,514
Common Stock- $0.01 par value; Authorized 75,000,000
Common Stock - Issued and Outstanding 27,960,252 at September 30, 2026 (unaudited), 27,880,830 at June 30, 2026 (unaudited), 27,832,867 at March 31, 2026 (unaudited), 27,759,970 at December 31, 2025, and 27,584,732 at September 30, 2025 (unaudited)	280	279	278	278	276
Additional Paid-In Capital	102,605	100,868	99,564	98,287	97,101
Retained Earnings	394,856	380,841	367,848	351,455	339,135
Accumulated Other Comprehensive Gain (Loss)	(22,863)	(593)	(5,780)	561	(5,563)
Total Shareholders' Equity	541,392	547,909	528,424	517,095	497,463
Total Liabilities and Equity	$5,615,482	$5,389,726	$5,335,396	$5,407,002	$5,359,994

Bridgewater Bancshares, Inc. and Subsidiaries
Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
Interest Income
Loans, Including Fees	$66,732	$64,146	$61,726	$61,444	$60,038	$192,604	$171,746
Investment Securities	7,587	6,904	6,923	9,720	10,371	21,414	28,968
Other	2,326	1,606	1,316	2,145	3,224	5,248	7,825
Total Interest Income	76,645	72,656	69,965	73,309	73,633	219,266	208,539

Interest Expense
Deposits	30,943	29,711	28,793	32,203	34,615	89,447	99,215
Federal Funds Purchased	—	19	238	5	—	257	16
Notes Payable	—	—	—	—	106	—	624
FHLB Advances	2,995	2,494	2,438	3,524	2,933	7,927	7,941
Subordinated Debentures	2,049	1,866	1,849	1,890	1,888	5,764	3,992
Total Interest Expense	35,987	34,090	33,318	37,622	39,542	103,395	111,788

Net Interest Income	40,658	38,566	36,647	35,687	34,091	115,871	96,751
Provision for Credit Losses	2,750	550	1,200	1,450	1,100	4,500	4,600

Net Interest Income After Provision for Credit Losses	37,908	38,016	35,447	34,237	32,991	111,371	92,151

Noninterest Income
Customer Service Fees	537	520	527	521	501	1,584	1,492
Net Gain on Sales of Securities	—	—	7,251	80	59	7,251	534
Letter of Credit Fees	643	304	185	668	383	1,132	1,161
Debit Card Interchange Fees	222	230	201	178	173	653	462
Swap Fees	112	263	240	651	—	615	980
Bank-Owned Life Insurance	530	451	447	455	440	1,428	1,206
Investment Advisory Fees	304	260	213	227	208	778	746
FHLB Prepayment Income	—	—	—	—	—	—	301
Other Income	225	296	500	368	297	1,020	885
Total Noninterest Income	2,573	2,324	9,564	3,148	2,061	14,461	7,767

Noninterest Expense
Salaries and Employee Benefits	14,353	13,916	13,492	12,434	12,229	41,761	34,963
Occupancy and Equipment	1,286	1,360	1,375	1,171	1,266	4,021	3,774
FDIC Insurance Assessment	555	595	780	770	775	1,930	1,975
Data Processing	623	692	611	638	637	1,926	1,881
Professional and Consulting Fees	1,127	1,267	1,196	1,404	1,261	3,590	3,365
Derivative Collateral Fees	284	206	168	237	309	658	1,132
Information Technology and Telecommunications	1,183	1,258	1,067	976	973	3,508	2,915
Marketing and Advertising	354	604	776	718	658	1,734	1,420
Intangible Asset Amortization	226	227	226	231	230	679	690
FHLB Prepayment Penalty	—	—	982	—	—	982	—
Other Expense	1,350	1,769	1,497	1,659	1,618	4,616	4,918
Total Noninterest Expense	21,341	21,894	22,170	20,238	19,956	65,405	57,033

Income Before Income Taxes	19,140	18,446	22,841	17,147	15,096	60,427	42,885
Provision for Income Taxes	4,112	4,439	5,435	3,813	3,495	13,986	10,131
Net Income	15,028	14,007	17,406	13,334	11,601	46,441	32,754
Preferred Stock Dividends	(1,013)	(1,014)	(1,013)	(1,014)	(1,013)	(3,040)	(3,040)
Net Income Available to Common Shareholders	$14,015	$12,993	$16,393	$12,320	$10,588	$43,401	$29,714

Earnings Per Share
Basic	$0.50	$0.47	$0.59	$0.45	$0.38	$1.56	$1.08
Diluted	0.49	0.45	0.58	0.43	0.38	1.52	1.06

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	September 30, 2026			June 30, 2026			September 30, 2025
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$213,850	$1,887	3.50%	$140,738	$1,167	3.33%	$256,174	$2,732	4.23%
Investment Securities:
Taxable Investment Securities	446,156	5,046	4.49	460,567	5,233	4.56	730,643	9,448	5.13
Tax-Exempt Investment Securities (1)	199,173	3,217	6.41	144,241	2,115	5.88	81,962	1,168	5.66
Total Investment Securities	645,329	8,263	5.08	604,808	7,348	4.87	812,605	10,616	5.18
Loans (1)(2)	4,471,437	67,130	5.96	4,380,477	64,537	5.91	4,132,987	60,317	5.79
Federal Home Loan Bank Stock	19,924	439	8.75	18,692	438	9.39	21,373	492	9.12
Total Interest Earning Assets	5,350,540	77,719	5.76%	5,144,715	73,490	5.73%	5,223,139	74,157	5.63%
Noninterest Earning Assets	170,949			172,500			149,304
Total Assets	$5,521,489			$5,317,215			$5,372,443

Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$970,042	$7,995	3.27%	$931,588	$7,504	3.23%	$843,905	$8,037	3.78%
Savings and Money Market Deposits	1,445,197	11,836	3.25	1,436,829	11,650	3.25	1,473,465	13,465	3.63
Time Deposits	291,668	2,726	3.71	230,949	2,089	3.63	342,926	3,703	4.28
Brokered Deposits	844,983	8,386	3.94	843,456	8,468	4.03	856,516	9,410	4.36
Total Interest Bearing Deposits	3,551,890	30,943	3.46	3,442,822	29,711	3.46	3,516,812	34,615	3.90
Federal Funds Purchased	—	—	—	1,901	19	3.90	—	—	—
Notes Payable	—	—	—	—	—	—	5,679	106	7.40
FHLB Advances	368,038	2,995	3.23	340,341	2,494	2.94	404,500	2,933	2.88
Subordinated Debentures	108,918	2,049	7.46	108,835	1,866	6.87	108,639	1,888	6.89
Total Interest Bearing Liabilities	4,028,846	35,987	3.54%	3,893,899	34,090	3.51%	4,035,630	39,542	3.89%

Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	864,046			808,295			793,760
Other Noninterest Bearing Liabilities	76,805			62,446			57,184
Total Noninterest Bearing Liabilities	940,851			870,741			850,944
Shareholders' Equity	551,792			552,575			485,869
Total Liabilities and Shareholders' Equity	$5,521,489			$5,317,215			$5,372,443
Net Interest Income / Interest Rate Spread		41,732	2.22%		39,400	2.22%		34,615	1.74%
Net Interest Margin (3)			3.09%			3.07%			2.63%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(1,074)			(834)			(524)
Net Interest Income		$40,658			$38,566			$34,091

(1)	Interest income and average rates for tax-exempt investment securities and loans are presented on a tax-equivalent basis, assuming a statutory federal income tax rate of 21%.
(2)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(3)	Net interest margin includes the tax equivalent adjustment and represents the annualized results of: (i) the difference between interest income on interest earning assets and the interest expense on interest bearing liabilities, divided by (ii) average interest earning assets for the period.

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Nine Months Ended
	September 30, 2026			September 30, 2025
	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$151,118	$3,825	3.38%	$210,525	$6,469	4.11%
Investment Securities:
Taxable Investment Securities	470,739	15,809	4.49	744,605	27,364	4.91
Tax-Exempt Investment Securities (1)	154,624	7,096	6.14	49,987	2,030	5.43
Total Investment Securities	625,363	22,905	4.90	794,592	29,394	4.95
Loans (1)(2)	4,396,754	193,769	5.89	4,034,656	172,418	5.71
Federal Home Loan Bank Stock	19,320	1,423	9.85	20,601	1,356	8.80
Total Interest Earning Assets	5,192,555	221,922	5.71%	5,060,374	209,637	5.54%
Noninterest Earning Assets	168,954			145,373
Total Assets	$5,361,509			$5,205,747
Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$930,394	$22,435	3.22%	$837,504	$23,995	3.83%
Savings and Money Market Deposits	1,431,164	34,909	3.26	1,383,876	38,092	3.68
Time Deposits	258,491	7,148	3.70	333,199	10,280	4.13
Brokered Deposits	831,167	24,955	4.01	841,750	26,848	4.26
Total Interest Bearing Deposits	3,451,216	89,447	3.47	3,396,329	99,215	3.91
Federal Funds Purchased	8,706	257	3.94	456	16	4.64
Notes Payable	—	—	—	11,030	624	7.57
FHLB Advances	348,399	7,927	3.04	388,026	7,941	2.74
Subordinated Debentures	108,829	5,764	7.08	90,853	3,992	5.87
Total Interest Bearing Liabilities	3,917,150	103,395	3.53%	3,886,694	111,788	3.85%
Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	835,741			779,897
Other Noninterest Bearing Liabilities	65,455			64,878
Total Noninterest Bearing Liabilities	901,196			844,775
Shareholders' Equity	543,163			474,278
Total Liabilities and Shareholders' Equity	$5,361,509			$5,205,747
Net Interest Income / Interest Rate Spread		118,527	2.19%		97,849	1.69%
Net Interest Margin (3)			3.05%			2.59%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(2,656)			(1,098)
Net Interest Income		$115,871			$96,751

(1)	Interest income and average rates for tax-exempt investment securities and loans are presented on a tax-equivalent basis, assuming a statutory federal income tax rate of 21%.
(2)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(3)	Net interest margin includes the tax equivalent adjustment and represents the annualized results of: (i) the difference between interest income on interest earning assets and the interest expense on interest bearing liabilities, divided by (ii) average interest earning assets for the period.

Bridgewater Bancshares, Inc. and Subsidiaries
Asset Quality Summary

(unaudited)

	As of and for the Three Months Ended					As of and for the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2026	2026	2026	2025	2025	2026	2025
Allowance for Credit Losses
Balance at Beginning of Period	$57,418	$57,277	$56,443	$56,390	$55,765	$56,443	$52,277
Provision for Credit Losses	2,750	550	1,350	1,250	900	4,650	4,400
Charge-offs	(2,442)	(738)	(658)	(1,259)	(276)	(3,838)	(294)
Recoveries	93	329	142	62	1	564	7
Net Charge-offs	(2,349)	(409)	(516)	(1,197)	(275)	(3,274)	(287)
Balance at End of Period	$57,819	$57,418	$57,277	$56,443	$56,390	$57,819	$56,390
Allowance for Credit Losses to Total Loans	1.28%	1.30%	1.31%	1.31%	1.34%	1.28%	1.34%

	As of and for the Three Months Ended					As of and for the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2026	2026	2026	2025	2025	2026	2025
Provision for Credit Losses on Loans and Leases	$2,750	$550	$1,350	$1,250	$900	$4,650	$4,400
Provision for (Recovery of) Credit Losses for Off-Balance Sheet Credit Exposures	—	—	(150)	200	200	(150)	200
Provision for Credit Losses	$2,750	$550	$1,200	$1,450	$1,100	$4,500	$4,600

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2026	2026	2026	2025	2025
Selected Asset Quality Data
Loans 30-89 Days Past Due	$1,381	$871	$494	$968	$2,906
Loans 30-89 Days Past Due to Total Loans	0.03%	0.02%	0.01%	0.02%	0.07%
Nonperforming Loans	$20,937	$21,648	$11,715	$22,034	$9,991
Nonperforming Loans to Total Loans	0.46%	0.49%	0.27%	0.51%	0.24%
Nonaccrual Loans to Total Loans	0.46	0.49	0.27	0.51	0.24
Nonaccrual Loans and Loans Past Due 90 Days and Still Accruing to Total Loans	0.46	0.49	0.27	0.51	0.24
Nonperforming Assets (1)	$20,937	$21,648	$11,715	$22,034	$9,991
Nonperforming Assets to Total Assets (1)	0.37%	0.40%	0.22%	0.41%	0.19%
Net Loan Charge-Offs (Annualized) to Average Loans	0.21	0.04	0.05	0.11	0.03
Watchlist/Special Mention Risk Rating Loans	$23,607	$38,469	$47,681	$47,823	$40,642
Substandard Risk Rating Loans	42,909	43,888	43,074	52,956	58,074

(1)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Bridgewater Bancshares, Inc. and Subsidiaries
Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2026	2026	2026	2025	2025	2026	2025
Pre-Provision Net Revenue
Noninterest Income	$2,573	$2,324	$9,564	$3,148	$2,061	$14,461	$7,767
Less: Gain on Sales of Securities	—	—	(7,251)	(80)	(59)	(7,251)	(534)
Less: FHLB Advance Prepayment Income	—	—	—	—	—	—	(301)
Total Operating Noninterest Income	2,573	2,324	2,313	3,068	2,002	7,210	6,932
Plus: Net Interest Income	40,658	38,566	36,647	35,687	34,091	115,871	96,751
Net Operating Revenue	$43,231	$40,890	$38,960	$38,755	$36,093	$123,081	$103,683

Noninterest Expense	$21,341	$21,894	$22,170	$20,238	$19,956	$65,405	$57,033
Total Operating Noninterest Expense	$21,341	$21,894	$22,170	$20,238	$19,956	$65,405	$57,033

Pre-Provision Net Revenue	$21,890	$18,996	$16,790	$18,517	$16,137	$57,676	$46,650

Plus:
Non-Operating Revenue Adjustments	—	—	7,251	80	59	7,251	835
Less:
Provision for Credit Losses	2,750	550	1,200	1,450	1,100	4,500	4,600
Provision for Income Taxes	4,112	4,439	5,435	3,813	3,495	13,986	10,131
Net Income	$15,028	$14,007	$17,406	$13,334	$11,601	$46,441	$32,754

Average Assets	$5,521,489	$5,317,215	$5,242,761	$5,438,555	$5,372,443	$5,361,509	$5,205,747
Pre-Provision Net Revenue Return on Average Assets	1.57%	1.43%	1.30%	1.35%	1.19%	1.44%	1.20%

Adjusted Pre-Provision Net Revenue
Net Operating Revenue	$43,231	$40,890	$38,960	$38,755	$36,093	$123,081	$103,683

Noninterest Expense	$21,341	$21,894	$22,170	$20,238	$19,956	$65,405	$57,033
Less: Merger-related Expenses	—	—	—	(346)	(530)	—	(1,635)
Less: FHLB Prepayment Penalty	—	—	(982)	—	—	(982)	—
Adjusted Total Operating Noninterest Expense	$21,341	$21,894	$21,188	$19,892	$19,426	$64,423	$55,398

Adjusted Pre-Provision Net Revenue	$21,890	$18,996	$17,772	$18,863	$16,667	$58,658	$48,285
Adjusted Pre-Provision Net Revenue Return on Average Assets	1.57%	1.43%	1.37%	1.38%	1.23%	1.46%	1.24%

Core Net Interest Margin
Net Interest Income (Tax-equivalent Basis)	$41,732	$39,400	$37,395	$36,447	$34,614	$118,527	$97,848
Less:
Loan Fees	(1,367)	(1,464)	(1,257)	(1,041)	(966)	(4,088)	(2,704)
Purchase Accounting Accretion:
Loan Accretion	(171)	(171)	(324)	(546)	(380)	(666)	(1,147)
Bond Accretion	(18)	(17)	(22)	(33)	(89)	(57)	(819)
Bank-Owned Certificates of Deposit Accretion	—	—	—	(16)	(6)	—	(17)
Deposit Certificates of Deposit Accretion	—	—	—	—	(13)	—	(88)
Total Purchase Accounting Accretion	(189)	(188)	(346)	(595)	(488)	(723)	(2,071)
Core Net Interest Income (Tax-equivalent Basis)	$40,176	$37,748	$35,792	$34,811	$33,160	$113,716	$93,073

Average Interest Earning Assets	$5,350,540	$5,144,715	$5,079,430	$5,264,700	$5,223,139	$5,192,555	$5,060,374
Core Net Interest Margin	2.98%	2.94%	2.86%	2.62%	2.52%	2.93%	2.46%

Core Loan Yield
Loan Interest Income (Tax-equivalent Basis)	$67,130	$64,537	$62,102	$61,746	$60,317	$193,769	$172,418
Less:
Loan Fees	(1,367)	(1,464)	(1,257)	(1,041)	(966)	(4,088)	(2,704)
Loan Accretion	(171)	(171)	(324)	(546)	(380)	(666)	(1,147)
Core Loan Interest Income	$65,592	$62,902	$60,521	$60,159	$58,971	$189,015	$168,567

Average Loans	$4,471,437	$4,380,477	$4,336,869	$4,239,936	$4,132,987	$4,396,754	$4,034,656
Core Loan Yield	5.82%	5.76%	5.66%	5.63%	5.66%	5.75%	5.59%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2026	2026	2026	2025	2025	2026	2025
Efficiency Ratio
Noninterest Expense	$21,341	$21,894	$22,170	$20,238	$19,956	$65,405	$57,033
Less: Amortization of Intangible Assets	(226)	(227)	(226)	(231)	(230)	(679)	(690)
Adjusted Noninterest Expense	$21,115	$21,667	$21,944	$20,007	$19,726	$64,726	$56,343

Net Interest Income	$40,658	$38,566	$36,647	$35,687	$34,091	$115,871	$96,751
Noninterest Income	2,573	2,324	9,564	3,148	2,061	14,461	7,767
Less: Gain on Sales of Securities	—	—	(7,251)	(80)	(59)	(7,251)	(534)
Adjusted Operating Revenue	$43,231	$40,890	$38,960	$38,755	$36,093	$123,081	$103,984
Efficiency Ratio	48.8%	53.0%	56.3%	51.6%	54.7%	52.6%	54.2%

Adjusted Efficiency Ratio
Noninterest Expense	$21,341	$21,894	$22,170	$20,238	$19,956	$65,405	$57,033
Less: Amortization of Intangible Assets	(226)	(227)	(226)	(231)	(230)	(679)	(690)
Less: Merger-related Expenses	—	—	—	(346)	(530)	—	(1,635)
Less: FHLB Advance Prepayment Penalty	—	—	(982)	—	—	(982)	—
Adjusted Noninterest Expense	$21,115	$21,667	$20,962	$19,661	$19,196	$63,744	$54,708

Net Interest Income	$40,658	$38,566	$36,647	$35,687	$34,091	$115,871	$96,751
Noninterest Income	2,573	2,324	9,564	3,148	2,061	14,461	7,767
Less: Gain on Sales of Securities	—	—	(7,251)	(80)	(59)	(7,251)	(534)
Less: FHLB Advance Prepayment Income	—	—	—	—	—	—	(301)
Adjusted Operating Revenue	$43,231	$40,890	$38,960	$38,755	$36,093	$123,081	$103,683
Adjusted Efficiency Ratio	48.8%	53.0%	53.8%	50.7%	53.2%	51.8%	52.8%

Adjusted Noninterest Expense to Average Assets (Annualized)
Noninterest Expense	$21,341	$21,894	$22,170	$20,238	$19,956	$65,405	$57,033
Less: Merger-related Expenses	—	—	—	(346)	(530)	—	(1,635)
Less: FHLB Advance Prepayment Penalty	—	—	(982)	—	—	(982)	—
Adjusted Noninterest Expense	$21,341	$21,894	$21,188	$19,892	$19,426	$64,423	$55,398

Average Assets	$5,521,489	$5,317,215	$5,242,761	$5,438,555	$5,372,443	$5,361,509	$5,205,747
Adjusted Noninterest Expense to Average Assets (Annualized)	1.53%	1.65%	1.64%	1.45%	1.43%	1.61%	1.42%

Tangible Common Equity and Tangible Common Equity/Tangible Assets
Total Shareholders' Equity	$541,392	$547,909	$528,424	$517,095	$497,463
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	474,878	481,395	461,910	450,581	430,949
Less: Intangible Assets	(18,233)	(18,459)	(18,685)	(18,912)	(19,142)
Tangible Common Equity	$456,645	$462,936	$443,225	$431,669	$411,807

Total Assets	$5,615,482	$5,389,726	$5,335,396	$5,407,002	$5,359,994
Less: Intangible Assets	(18,233)	(18,459)	(18,685)	(18,912)	(19,142)
Tangible Assets	$5,597,249	$5,371,267	$5,316,711	$5,388,090	$5,340,852
Tangible Common Equity/Tangible Assets	8.16%	8.62%	8.34%	8.01%	7.71%

Tangible Book Value Per Share
Book Value Per Common Share	$16.98	$17.27	$16.60	$16.23	$15.62
Less: Effects of Intangible Assets	(0.65)	(0.66)	(0.67)	(0.68)	(0.69)
Tangible Book Value Per Common Share	$16.33	$16.61	$15.93	$15.55	$14.93

Return on Average Tangible Common Equity
Net Income Available to Common Shareholders	$14,015	$12,993	$16,393	$12,320	$10,588	$43,401	$29,714

Average Shareholders' Equity	$551,792	$552,575	$524,825	$509,655	$485,869	$543,163	$474,278
Less: Average Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Average Common Equity	485,278	486,061	458,311	443,141	419,355	476,649	407,764
Less: Effects of Average Intangible Assets	(18,361)	(18,588)	(18,816)	(19,042)	(19,274)	(18,587)	(19,504)
Average Tangible Common Equity	$466,917	$467,473	$439,495	$424,099	$400,081	$458,062	$388,260
Return on Average Tangible Common Equity	11.91%	11.15%	15.13%	11.53%	10.50%	12.67%	10.23%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2026	2026	2026	2025	2025	2026	2025
Adjusted Diluted Earnings Per Common Share
Net Income Available to Common Shareholders	$14,015	$12,993	$16,393	$12,320	$10,588	$43,401	$29,714

Add: Merger-related Expenses	—	—	—	346	530	—	1,635
Add: FHLB Advance Prepayment Penalty	—	—	982	—	—	982	—
Less: FHLB Advance Prepayment Income	—	—	—	—	—	—	(301)
Less: Gain on Sales of Securities	—	—	(7,251)	(80)	(59)	(7,251)	(534)
Total Adjustments	—	—	(6,269)	266	471	(6,269)	800
Less: Tax Impact of Adjustments	—	—	1,492	(59)	(110)	1,448	(189)
Adjusted Net Income Available to Common Shareholders	$14,015	$12,993	$11,616	$12,527	$10,949	$38,580	$30,325

Diluted Weighted Average Shares Outstanding	28,796,376	28,589,332	28,490,176	28,354,756	28,190,406	28,644,219	28,089,409
Adjusted Diluted Earnings Per Common Share	$0.49	$0.45	$0.41	$0.44	$0.39	$1.35	$1.08

Adjusted Return on Average Assets
Net Income	$15,028	$14,007	$17,406	$13,334	$11,601	$46,441	$32,754
Add: Total Adjustments	—	—	(6,269)	266	471	(6,269)	800
Less: Tax Impact of Adjustments	—	—	1,492	(59)	(110)	1,448	(189)
Adjusted Net Income	$15,028	$14,007	$12,629	$13,541	$11,962	$41,620	$33,365

Average Assets	$5,521,489	$5,317,215	$5,242,761	$5,438,555	$5,372,443	$5,361,509	$5,205,747
Adjusted Return on Average Assets	1.08%	1.06%	0.98%	0.99%	0.88%	1.04%	0.86%

Adjusted Return on Average Shareholders' Equity
Adjusted Net Income	$15,028	$14,007	$12,629	$13,541	$11,962	$41,620	$33,365

Average Shareholders' Equity	$551,792	$552,575	$524,825	$509,655	$485,869	$543,163	$474,278
Adjusted Return on Average Shareholders' Equity	10.81%	10.17%	9.76%	10.54%	9.77%	10.24%	9.41%

Adjusted Return on Average Tangible Common Equity
Adjusted Net Income Available to Common Shareholders	$14,015	$12,993	$11,616	$12,527	$10,949	$38,580	$30,325

Average Tangible Common Equity	$466,917	$467,473	$439,495	$424,099	$400,081	$458,062	$388,260
Adjusted Return on Average Tangible Common Equity	11.91%	11.15%	10.72%	11.72%	10.86%	11.26%	10.44%